                                MORTGAGEIT, INC.

                            50,000 CAPITAL SECURITIES

                        FLOATING RATE CAPITAL SECURITIES
               (LIQUIDATION AMOUNT $1,000.00 PER CAPITAL SECURITY)

                               PLACEMENT AGREEMENT

                                 ---------------

                                                                  March 23, 2006

FTN Financial Capital Markets
845 Crossover Lane, Suite 150
Memphis, Tennessee 38117

Keefe, Bruyette & Woods, Inc.
787 7th Avenue
4th Floor
New York, New York 10019

Ladies and Gentlemen:

      MortgageIT, Inc., a New York corporation (the "Company"), its financing subsidiary, MortgageIT Capital Trust III, a Delaware statutory trust (the
"Trust," and hereinafter together with the Company, the "Offerors") and
MortgageIT Holdings, Inc., a Maryland corporation (the "Guarantor" and, together with the Offerors, the "Company Entities"), hereby confirm their agreement (this
"Agreement") with you as placement agents (the "Placement Agents"), as follows:

SECTION 1.     ISSUANCE AND SALE OF SECURITIES.

      1.1.     INTRODUCTION. The Offerors propose to issue and sell at the
Closing (as defined in Section 2.3.1 hereof) 50,000 of the Trust's Floating Rate
Capital Securities, with a liquidation amount of $1,000.00 per capital security
(the "Capital Securities"), to First Tennessee Bank National Association and
Keefe, Bruyette & Woods, Inc. (the "Purchasers") pursuant to the terms of
Subscription Agreements entered into, or to be entered into on or prior to the
Closing Date (as defined in Section 2.3.1 hereof), between the Offerors and the
Purchasers (the "Subscription Agreements"), the forms of which are attached hereto as Exhibit A-1 and Exhibit A-2 and incorporated herein by this reference.

      1.2.     OPERATIVE AGREEMENTS. The entire proceeds from the sale by the
Trust to the holders of the Capital Securities shall be combined with the entire proceeds from the concurrent sale by the Trust to the Company of its common securities (the "Common Securities"), and shall be used by the Trust to purchase
$51,547,000.00 in principal amount of the Floating Rate Junior Subordinated
Debentures (the "Debentures") of the Company, such Debentures to be fully and unconditionally guaranteed by the Guarantor. The Capital Securities and the
Common Securities

                                       D-1

for the Trust shall be issued pursuant to an Amended and Restated Declaration of
Trust among Wilmington Trust Company ("WTC"), as Delaware trustee (the "Delaware
Trustee"), WTC, as institutional trustee (the "Institutional Trustee"), the
Administrators named therein, and the Company, to be dated as of the Closing
Date and in substantially the form heretofore delivered to the Placement Agents
(the "Trust Agreement"). The Debentures shall be issued pursuant to an Indenture
(the "Indenture"), to be dated as of the Closing Date, among the Company, the
Guarantor and WTC, as indenture trustee (the "Indenture Trustee"). The documents identified in this Section 1.2 and in Section 1.1 are referred to herein as the
"Operative Documents."

      1.3.     RIGHTS OF PURCHASERS. The Capital Securities shall be offered and sold by the Trust directly to the Purchasers without registration of any of the Capital Securities or the Debentures under the Securities Act of 1933, as amended (the "Securities Act"), or any other applicable securities laws in reliance upon exemptions from the registration requirements of the Securities
Act and other applicable securities laws. The Company Entities agree that this
Agreement shall be incorporated by reference into the Subscription Agreements and the Purchasers shall be entitled to each of the benefits of the Placement
Agents and the Purchasers under this Agreement and shall be entitled to enforce obligations of the Company Entities under this Agreement as fully as if the
Purchasers were parties to this Agreement. The Company Entities and the
Placement Agents have entered into this Agreement to set forth their understanding as to their relationship and their respective rights, duties and obligations.

      1.4.     LEGENDS. Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the
Securities Act, the Capital Securities and Debentures certificates shall each contain a legend as required pursuant to any of the Operative Documents.

SECTION 2.     PURCHASE OF CAPITAL SECURITIES.

      2.1.     EXCLUSIVE RIGHTS; PURCHASE PRICE. From the date hereof until the Closing Date (which date may be extended by mutual agreement of the Offerors and the Placement Agents), the Company Entities hereby grant to the Placement
Agents the exclusive right to arrange for the sale of the Capital Securities to the Purchasers at a purchase price of $1,000.00 per Capital Security.

      2.2.     SUBSCRIPTION AGREEMENTS. The Offerors hereby agree to evidence their acceptance of the subscription by countersigning a copy of each of the
Subscription Agreements and returning the same to the Placement Agents.

      2.3.     CLOSING AND DELIVERY OF PAYMENT.

               2.3.1.  CLOSING; CLOSING DATE. The sale and purchase of the
Capital Securities by the Offerors to the Purchasers shall take place at a closing (the "Closing") at the offices of Lewis, Rice & Fingersh, L.C., at 10:00
a.m. (St. Louis time) on March 24, 2006, or such other business day as may be agreed upon by the Offerors and the Placement Agents (the "Closing Date");
provided, however, that in no event shall the Closing Date occur later than
March 31, 2006 unless consented to by the Purchasers. Payment by the Purchasers shall be payable in the manner set forth in the Subscription Agreements and shall be made prior to or on the Closing Date.

               2.3.2.  DELIVERY. The certificates for the Capital Securities shall be in definitive form, each registered in the name of the applicable
Purchaser, or Purchaser designee, and in the aggregate amount of the Capital
Securities purchased by the Purchaser.

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               2.3.3.  TRANSFER AGENT. Not less than two full business days prior to the Closing Date, a global Capital Securities certificate in definitive form shall be made available by or on behalf of the Offerors to the Placement
Agents and the Institutional Trustee for inspection and delivery to the
Depository Trust Company ("DTC") or its custodian.

      2.4.     PLACEMENT AGENTS' FEES AND EXPENSES.

               2.4.1.  PLACEMENT AGENTS' COMPENSATION. Because the proceeds from the sale of the Capital Securities shall be used to purchase the Debentures from the Company, the Company shall pay an aggregate of $30.00 for each $1,000.00 of principal amount of Debentures sold to the Trust (excluding the Debentures related to the Common Securities purchased by the Company). Of this amount,
$15.00 for each $1,000.00 of principal amount of Debentures shall be payable to
FTN Financial Capital Markets and $15.00 for each $1,000.00 of principal amount of Debentures shall be payable to Keefe, Bruyette & Woods, Inc. Such amount shall be delivered to WTC or such other person designated by the Placement
Agents on the Closing Date and shall be allocated between and paid to the respective Placement Agents as directed by the Placement Agents.

               2.4.2.  COSTS AND EXPENSES. Whether or not this Agreement is terminated or the sale of the Capital Securities is consummated, the Company hereby covenants and agrees that it shall pay or cause to be paid (directly or by reimbursement) all reasonable costs and expenses incident to the performance of the obligations of the Company Entities under this Agreement, including all fees, expenses and disbursements of counsel and accountants for the Company
Entities; all reasonable expenses incurred by the Company Entities incident to the preparation, execution and delivery of the Trust Agreement and the
Indenture; and all other reasonable costs and expenses incurred by the Company
Entities incident to the performance of the obligations of the Company Entities hereunder and under the Trust Agreement.

      2.5.     FAILURE TO CLOSE. If any of the conditions to the Closing
specified in this Agreement shall not have been fulfilled to the satisfaction of the Placement Agents or if the Closing shall not have occurred on or before
10:00 a.m. (St. Louis time) on March 31, 2006, then each party hereto, notwithstanding anything to the contrary in this Agreement, shall be relieved of all further obligations under this Agreement without thereby waiving any rights it may have by reason of such nonfulfillment or failure; provided, however, that the obligations of the parties under Sections 2.4.2, 7.5 and 9 shall not be so relieved and shall continue in full force and effect.

SECTION 3.     CLOSING CONDITIONS. The obligations of the Purchasers and the
Placement Agents on the Closing Date shall be subject to the accuracy, at and as of the Closing Date, of the representations and warranties of the Company
Entities contained in this Agreement, to the accuracy, at and as of the Closing
Date, of the statements of the Company Entities made in any certificates pursuant to this Agreement, to the performance by the Company Entities of their respective obligations under this Agreement, to compliance, at and as of the
Closing Date, by the Company Entities with their respective agreements herein contained, and to the following further conditions:

      3.1.     OPINIONS OF COUNSEL. On the Closing Date, the Placement Agents
shall have received the following favorable opinions, each dated as of the
Closing Date: (a) from Andy Occhino, General Counsel of the Company and the
Guarantor, and Patton Boggs LLP, in their respective capacities as counsel for the Company Entities, and each addressed to the Purchasers, the Placement Agents and WTC in substantially the form set forth on Exhibit B-1 attached hereto and incorporated herein by this reference, (b) from Richards, Layton & Finger, P.A., special Delaware counsel to the Offerors and addressed to the Purchasers, the
Placement Agents and the Offerors, in substantially the form set forth on
Exhibit B-2 attached hereto and incorporated herein by this reference and (c)
from Patton Boggs LLP, special tax counsel to the Offerors, and addressed to the
Placement Agents and the

                                       D-3

Offerors, addressing the items set forth on Exhibit B-3 attached hereto and incorporated herein by this reference, subject to the receipt by Patton Boggs
LLP of a representation letter from the Company in the form set forth in Exhibit
B-3 completed in a manner reasonably satisfactory to Patton Boggs LLP
(collectively, the "Offerors' Counsel Opinions"). In rendering the Offerors'
Counsel Opinions, counsel to the Company Entities may rely as to factual matters upon certificates or other documents furnished by officers, directors and trustees of the Company Entities (copies of which shall be delivered to the
Placement Agents and the Purchasers) and by government officials, and upon such other documents as counsel to the Company Entities may, in their reasonable opinion, deem appropriate as a basis for the Offerors' Counsel Opinions. Counsel to the Company Entities may specify the jurisdictions in which they are admitted to practice and that they are not admitted to practice in any other jurisdiction and are not experts in the law of any other jurisdiction. If the Company
Entities' counsel is not admitted to practice in the State of New York, the opinion of Company Entities' counsel may assume, for purposes of the opinion, that the laws of the State of New York are substantively identical, in all respects material to the opinion, to the internal laws of the state in which such counsel is admitted to practice. Such Offerors' Counsel Opinions shall not state that they are to be governed or qualified by, or that they are otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA
Section of Business Law (1991).

      3.2.     OFFICER'S CERTIFICATE. At the Closing Date, the Purchasers and
the Placement Agents shall have received certificates from an authorized officer of the Company and an authorized officer of the Guarantor, each dated as of the
Closing Date, stating that (i) the representations and warranties of the Company
Entities set forth in Section 5 hereof are true and correct as of the Closing
Date and that the Offerors have complied with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to the Closing
Date, (ii) since the date of this Agreement the Company Entities have not incurred any liability or obligation, direct or contingent, or entered into any material transactions, other than in the ordinary course of business, which is material to the Company Entities and that would adversely impact the ability of the Company Entities to complete the transactions contemplated herein, and (iii)
covering such other matters as the Placement Agents may reasonably request.

      3.3.     ADMINISTRATOR'S CERTIFICATE. At the Closing Date, the
Purchasers and the Placement Agents shall have received a certificate of one or more Administrators of the Trust, dated as of the Closing Date, stating that the representations and warranties of the Trust set forth in Section 5 are true and correct as of the Closing Date and that the Trust has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date.

      3.4.     PURCHASE PERMITTED BY APPLICABLE LAWS; LEGAL INVESTMENT. The
purchase of and payment for the Capital Securities as described in this
Agreement and pursuant to the Subscription Agreements shall (a) not be prohibited by any applicable law or governmental regulation, (b) not subject the
Purchasers or the Placement Agents to any penalty or, in the reasonable judgment of the Purchasers and the Placement Agents, other onerous conditions under or pursuant to any applicable law or governmental regulation, and (c) be permitted by the laws and regulations of the jurisdictions to which the Purchasers and the
Placement Agents are subject.

      3.5.     CONSENTS AND PERMITS. The Company, the Guarantor and the Trust
shall have received all consents, permits and other authorizations, and made all such filings and declarations,

                                       D-4

as may be required from any person or entity pursuant to any law, statute, regulation or rule (federal, state, local and foreign), or pursuant to any agreement, order or decree to which the Company, the Guarantor or the Trust is a party or to which either is subject, in connection with the transactions contemplated by this Agreement.

      3.6.     INFORMATION. Prior to or on the Closing Date, the Company
Entities shall have furnished to the Placement Agents such further information, certificates, opinions and documents addressed to the Purchasers and the
Placement Agents, which the Placement Agents may reasonably request, including, without limitation, a complete set of the Operative Documents or any other documents or certificates required by this Section 3; and all proceedings taken by the Company Entities in connection with the issuance, offer and sale of the
Capital Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Placement Agents.

      If any condition specified in this Section 3 shall not have been fulfilled when and as required in this Agreement, or if any of the opinions or certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Placement Agents, this
Agreement may be terminated by the Placement Agents by notice to the Company
Entities at any time at or prior to the Closing Date. Notice of such termination shall be given to the Company Entities in writing or by telephone or facsimile confirmed in writing.

SECTION 4.     CONDITIONS TO THE OFFERORS' OBLIGATIONS. The obligations of the
Offerors to sell the Capital Securities to the Purchasers and consummate the transactions contemplated by this Agreement shall be subject to the accuracy, at and as of the Closing Date, of the representations and warranties of the
Placement Agents contained in this Agreement and to the following further conditions:

      4.1.     EXECUTED AGREEMENT. The Company Entities shall have received from the Placement Agents an executed copy of this Agreement.

      4.2.     FULFILLMENT OF OTHER OBLIGATIONS. The Placement Agents shall have fulfilled all of their other obligations and duties required to be fulfilled under this Agreement prior to or at the Closing.

      4.3.     PURCHASE PERMITTED BY APPLICABLE LAWS; LEGAL INVESTMENT. The
purchase of and payment for the Capital Securities as described in this
Agreement and pursuant to the Subscription Agreements shall (a) not be prohibited by any applicable law or governmental regulation, (b) not subject the
Offerors to any penalty or, in the reasonable judgment of the Offerors, other onerous conditions under or pursuant to any applicable law or governmental regulation, and (c) be permitted by the laws and regulations of the jurisdictions to which the Offerors are subject.

SECTION 5.     REPRESENTATIONS AND WARRANTIES OF THE OFFERORS. Except as set
forth on the Disclosure Schedule (as defined in Section 11.1) attached hereto, if any, the Company Entities jointly and severally represent and warrant to the
Placement Agents and the Purchasers as of the date hereof and as of the Closing
Date as follows:

      5.1.     SECURITIES LAW MATTERS.

               (A)     None of the Company, the Guarantor nor the Trust, nor any
of their "Affiliates" (as defined in Rule 501(b) of Regulation D under the
Securities Act ("Regulation D")), nor any person acting on any of their behalf has, directly or indirectly, made

                                       D-5

offers or sales of any security, or solicited offers to buy any security, under circumstances that would require the registration under the Securities Act of any of the Capital Securities or the Debentures (collectively, the
"Securities").

               (B)     None of the Company, the Guarantor nor the Trust, nor any
of their Affiliates, nor any person acting on its or their behalf has (i)
offered for sale or solicited offers to purchase the Securities (other than the
Placement Agents) or (ii) engaged in any form of offering, general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of any of the Securities with respect to the Securities.

               (C)     The Securities satisfy the eligibility requirements of
Rule 144A(d)(3) under the Securities Act.

               (D)     None of the Company, the Guarantor nor the Trust is or,
after giving effect to the offering and sale of the Capital Securities and the consummation of the transactions described in this Agreement, will be an
"investment company" or an entity "controlled" by an "investment company," in each case within the meaning of Section 3(a) of the Investment Company Act of
1940, as amended (the "Investment Company Act").

               (E)     None of the Company, the Guarantor nor the Trust has
paid or agreed to pay to any person or entity (other than the Placement Agents)
any compensation for soliciting another to purchase any of the Securities.

               (F)     The Company is a "qualified purchaser" within the meaning
of section 2(a)(51) of the Investment Company Act and will purchase the Common
Securities for its own account.

      5.2.     ORGANIZATION, STANDING AND QUALIFICATION OF THE TRUST. The
Trust has been duly created and is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act (the "Statutory Trust
Act") with the power and authority to own property and to conduct the business it transacts and proposes to transact and to enter into and perform its obligations under the Operative Documents. The Trust is duly qualified to transact business as a foreign entity and is in good standing in each jurisdiction in which such qualification is necessary, except where the failure to so qualify or be in good standing would not have a material adverse effect on the Trust. The Trust is not a party to or otherwise bound by any agreement other than the Operative Documents. The Trust is and will, under current law, be classified for federal income tax purposes as a grantor trust and not as an association taxable as a corporation.

      5.3.     TRUST AGREEMENT. The Trust Agreement has been duly authorized by the Company and, on the Closing Date, will have been duly executed and delivered by the Company and the Administrators of the Trust, and, assuming due authorization, execution and delivery by the Delaware Trustee and the
Institutional Trustee, will be a valid and binding obligation of the Company and such Administrators, enforceable against them in accordance with its terms, subject to (a) applicable bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation and other laws relating to or affecting creditors'
rights generally, and (b) general principles of equity (regardless of whether considered and applied in a proceeding in equity or at law) ("Bankruptcy and
Equity"). Each of the Administrators of the Trust is an employee or a director of the Company and has been duly authorized by the Company to execute and deliver the Trust Agreement.

      5.4.     INDENTURE. The Indenture has been duly authorized by the
Company and the Guarantor and, on the Closing Date, will have been duly executed and delivered by the Company

                                       D-6

and the Guarantor, and, assuming due authorization, execution and delivery by the Indenture Trustee, will be a valid and binding obligation of the Company and the Guarantor enforceable against them in accordance with its terms, subject to
Bankruptcy and Equity.

      5.5.     CAPITAL SECURITIES AND COMMON SECURITIES. The Capital
Securities and the Common Securities have been duly authorized by the Trust
Agreement and, when issued and delivered against payment therefor on the Closing
Date to the Purchasers, in the case of the Capital Securities, and to the
Company, in the case of the Common Securities, will be validly issued and represent undivided beneficial interests in the assets of the Trust. None of the
Capital Securities or the Common Securities is subject to preemptive or other similar rights. On the Closing Date, all of the issued and outstanding Common
Securities will be directly owned by the Company free and clear of any pledge, security interest, claim, lien or other encumbrance.

      5.6.     DEBENTURES. The Debentures have been duly authorized by the
Company and, at the Closing Date, will have been duly executed and delivered to the Indenture Trustee for authentication in accordance with the Indenture, and, when authenticated in the manner provided for in the Indenture and delivered against payment therefor by the Trust, will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture enforceable against the Company in accordance with their terms, subject to Bankruptcy and
Equity and will be fully and unconditionally guaranteed by the Guarantor as provided in the Indenture.

      5.7.     POWER AND AUTHORITY. This Agreement has been duly authorized, executed and delivered by the Company, the Guarantor and the Trust and constitutes the valid and binding obligation of the Company, the Guarantor and the Trust, enforceable against the Company, the Guarantor and the Trust in accordance with its terms, subject to Bankruptcy and Equity.

      5.8.     NO DEFAULTS. The Trust is not in violation of the Trust
Agreement or, to the actual knowledge, after due investigation and inquiry, of the Administrators, any provision of the Statutory Trust Act. The execution, delivery and performance by the Company, the Guarantor or the Trust of this
Agreement or the Operative Documents to which it is a party, and the consummation of the transactions contemplated herein or therein and the use of the proceeds therefrom, will not conflict with or constitute a breach of, or a default under, or result in the creation or imposition of any lien, charge or other encumbrance upon any property or assets of the Trust, the Company, the
Guarantor or any of the Guarantor's Subsidiaries (as defined in Section 5.12 hereof) pursuant to any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Trust, the Company, the Guarantor or any of its Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of any of them is subject, except for a conflict, breach, default, lien, charge or encumbrance which could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect nor will such action result in any violation of the Trust Agreement or the
Statutory Trust Act or require the consent, approval, authorization or order of any court or governmental agency or body. As used herein, the term "Material
Adverse Effect" means any one or more effects that individually or in the aggregate (i) are material and adverse to the Company Entities' ability to consummate the transactions contemplated herein or in the Operative Documents,
(ii) could cause the Guarantor to fail to be organized or operated in conformity with the requirements for qualification and taxation as a real estate investment trust ("REIT") under Sections 856 through 860 of the Internal Revenue Code of
1986, as amended (the "Code"), or (iii) are material and adverse to the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Guarantor and its Subsidiaries taken as whole, whether or not occurring in the ordinary course of business.

                                       D-7

      5.9.     ORGANIZATION, STANDING AND QUALIFICATION OF THE COMPANY. The
Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of New York, with all requisite corporate power and authority to own its properties and conduct the business it transacts and proposes to transact, and is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction where the nature of its activities requires such qualification, except where the failure of the Company to be so qualified would not, singly or in the aggregate, have a Material
Adverse Effect.

      5.10.    ORGANIZATION, STANDING AND QUALIFICATION OF THE GUARANTOR. The
Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of Maryland with all requisite corporate power and authority to own its properties and conduct the business it transacts and proposes to transact, and is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction where the nature of its activities require such qualification, except where the failure of the Guarantor to be so qualified would not, singly or in the aggregate, have a Material
Adverse Effect.

      5.11.    CAPITAL STOCK OF THE GUARANTOR. All of the issued and
outstanding shares of capital stock of the Guarantor are validly issued, fully paid and non-assessable; and none of the issued and outstanding capital stock of the Guarantor was issued in violation of any preemptive or similar rights arising by operation of law, under the charter or by-laws of such entity or under any agreement to which the Guarantor is a party.

      5.12.    SUBSIDIARIES OF THE GUARANTOR. Each of the Guarantor's
significant subsidiaries (as defined in Section 1-02(w) of Regulation S-X to the
Securities Act (the "Significant Subsidiaries")) is listed in Exhibit C attached hereto and incorporated herein by this reference. Each Significant Subsidiary has been duly organized and is validly existing and in good standing under the laws of the jurisdiction in which it is chartered or organized, with all requisite power and authority to own its properties and conduct the business it transacts and proposes to transact, and is duly qualified to transact business and is in good standing as a foreign entity in each jurisdiction where the nature of its activities requires such qualification, except where the failure of any such Significant Subsidiary to be so qualified would not, singly or in the aggregate, have a Material Adverse Effect. All of the issued and outstanding shares of capital stock or other equity interests of the Significant
Subsidiaries (a) have been duly authorized and are validly issued, (b) if applicable, are fully paid and nonassessable, and (c) are wholly owned, directly or indirectly, by the Guarantor free and clear of any security interest, mortgage, pledge, lien, encumbrance, restriction upon voting or transfer, preemptive rights, claim, equity or other defect.

      5.13.    PERMITS. The Guarantor and each of its direct and indirect subsidiaries (as defined in Section 1-02(x) of Regulation S-X to the Securities
Act) (the "Subsidiaries") have all requisite power and authority, and all necessary authorizations, approvals, orders, licenses, certificates and permits of and from regulatory or governmental officials, bodies and tribunals, to own or lease their respective properties and to conduct their respective businesses as now being conducted, except such authorizations, approvals, orders, licenses, certificates and permits which, if not obtained and maintained, would not, singly or in the aggregate, have a Material Adverse Effect, and neither the
Guarantor nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such authorizations, approvals, orders, licenses, certificates or permits which, singly or in the aggregate, would have a Material Adverse Effect; and the Guarantor and its
Subsidiaries are in compliance with all applicable laws, rules, regulations and orders and consents, the violation of which would, singly or in the aggregate, have a Material Adverse Effect.

                                       D-8

      5.14.    CONFLICTS, AUTHORIZATIONS AND APPROVALS. Neither the Guarantor
nor any of its Subsidiaries is in violation of its respective articles or certificate of incorporation, charter or by-laws or similar organizational documents or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which either the
Guarantor or any of its Subsidiaries is a party, or by which it or any of them may be bound or to which any of the property or assets of the Guarantor or any of its Subsidiaries is subject, the effect of which violation or default in performance or observance would have, singly or in the aggregate, a Material
Adverse Effect.

      5.15.    FINANCIAL STATEMENTS.

               (A)     The consolidated balance sheets of the Guarantor and all
of its Subsidiaries as of December 31, 2005 and December 31, 2004 and related consolidated income statements and statements of changes in shareholders' equity for the three years ended December 31, 2005 together with the notes thereto, copies of each of which have been made available to the Placement Agents
(together, the "Financial Statements"), have been prepared in accordance with
U.S. generally accepted accounting principles applied on a consistent basis
("GAAP") (except as may be disclosed therein) and fairly present in all material respects the financial position and the results of operations and changes in shareholders' equity of the Guarantor and all of its Subsidiaries as of the
dates and for the periods indicated.

               (B)     Since December 31, 2005, other than items disclosed in
the Guarantor's publicly-released information, there has been (i) no material adverse change or development with respect to the financial condition or earnings of the Guarantor and all of its Subsidiaries, taken as a whole, or (ii)
any dividend or distribution of any kind declared, paid or made by the Company or the Guarantor on any class of their respective capital stock other than regular quarterly dividends on their respective common stock.

               (C)     The accountants of the Guarantor who certified the
Financial Statements are an independent registered public accounting firm.

               (D)     The books, records and accounts of the Guarantor
accurately and fairly reflect in all material respects, in reasonable detail, the transactions in, and dispositions of, the assets of, and the results of operations of, the Guarantor and its Subsidiaries. The Guarantor maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

      5.16.    EXCHANGE ACT REPORTING. The reports filed with the Securities and Exchange Commission (the "Commission") by the Guarantor under the Securities
Exchange Act of 1934, as amended (the "Exchange Act") and the regulations thereunder at the time they were filed with the Commission complied as to form in all material respects with the requirements of the Exchange Act and such reports did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. Other than such instruments, agreements, contracts and other documents as are filed as exhibits to the Company's Annual Report on Form 10-K,
Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or

                                       D-9

signed after December 31, 2005 and to be filed in another filing with the
Commission, there are no instruments, agreements, contracts or documents of a character described in Item 601 of Regulation S-K promulgated by the Commission to which the Guarantor is a party.

      5.17.    GOVERNMENTAL MATTERS. Neither the Guarantor nor any of its
Subsidiaries is subject or is party to, or has received any notice or advice that any of them may become subject or party to, any investigation with respect to, any cease-and-desist order, agreement, consent agreement, memorandum of understanding or other regulatory enforcement action, proceeding or order with or by, or is a party to any commitment letter or similar undertaking to, has adopted any board resolutions at the request of, any government, governmental authority, agency or instrumentality or court, domestic or foreign, having jurisdiction over the Guarantor or its Subsidiaries or their respective property or assets (each, a "Governmental Entity") that currently restricts in any material respect the conduct of their business or that in any material manner relates to their capital adequacy, their ability or authority to pay dividends or make distributions to their shareholders or make payments of principal or interest on their debt obligations, their management or their business. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Governmental Entity, other than those that have been made or obtained, is necessary or required for the performance by the
Trust, the Company or the Guarantor of their respective obligations under the
Operative Documents, as applicable, or the consummation by the Trust, the
Company or the Guarantor of the transactions contemplated by the Operative
Documents. Neither the Guarantor nor any of the Subsidiaries is currently unable to pay dividends or make distributions to its shareholders with respect to any class of its equity securities, or prohibited from paying principal or interest on its debt obligations, due to a restriction or limitation, whether by statute, contract or otherwise, and, in the reasonable judgment of the Guarantor's management, neither the Guarantor nor any of the Subsidiaries will be prohibited in the foreseeable future from paying dividends or making distributions with respect to any class of equity securities, or be prohibited from paying principal or interest on its debt obligations, due to a restriction or limitation, whether by statute, contract or otherwise.

      5.18.    NO UNDISCLOSED LIABILITIES. Other than items disclosed in the
Guarantor's publicly-released information, neither the Guarantor nor any of its
Subsidiaries has any material liability, whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due, including any liability for taxes (and there is no past or present fact, situation, circumstance, condition or other basis for any present or future action, suit, proceeding, hearing, charge, complaint, claim or demand against the Guarantor or its Subsidiaries giving rise to any such liability), except (i)
for liabilities set forth in the Financial Statements and (ii) normal fluctuation in the amount of the liabilities referred to in clause (i) above occurring in the ordinary course of business of the Guarantor and all of its
Subsidiaries since the date of the most recent balance sheet included in the
Financial Statements.

      5.19.    LITIGATION. No charge, investigation, action, suit or
proceeding is pending or, to the actual knowledge, after due investigation and inquiry ("Knowledge"), of the executive officers of the Company Entities, threatened, against or affecting the Guarantor or its Subsidiaries or any of their respective properties before or by any courts or any regulatory, administrative or governmental official, commission, board, agency or other authority or body, or any arbitrator, wherein an unfavorable decision, ruling or finding could have, singly or in the aggregate, a Material Adverse Effect.

      5.20.    LABOR MATTERS. No labor dispute with the employees of the
Trust, the Company or the Guarantor exists or, to the Knowledge of the executive officers of the Trust, the Company

                                      D-10

or the Guarantor, is imminent, except those which would not, singly or in the aggregate, have a Material Adverse Effect.

      5.21.    PROPERTY. The Guarantor and each Subsidiary has good and
marketable title to all of its respective real and personal properties, in each case free and clear of all liens and defects, except for those that would not, singly or in the aggregate, have a Material Adverse Effect; and all of the leases and subleases under which the Guarantor, the Trust or any Subsidiary holds properties are in full force and effect, except where the failure of such leases and subleases to be in full force and effect would not, singly or in the aggregate, have a Material Adverse Effect; and neither the Guarantor nor any
Subsidiary has any notice of any claim of any sort that has been asserted by anyone adverse to the rights of a Subsidiary or the Guarantor under any such leases or subleases, or affecting or questioning the rights of such entity to the continued possession of the leased or subleased premises under any such lease or sublease, except for such claims that would not, singly or in the aggregate, have a Material Adverse Effect.

      5.22.    TAX MATTERS.

               (A)     Commencing with its taxable year ended December 31, 2004
the Guarantor has been, and upon the completion of the transactions contemplated hereby, the Guarantor will continue to be, organized and operated in conformity with the requirements for qualification and taxation as a REIT under Sections
856 through 860 of the Code, and the Guarantor's proposed method of operation will enable it to continue to meet the requirements for qualification and taxation as a REIT under the Code, and no actions have been taken (or not taken which are required to be taken) which would reasonably be expected to cause such qualification to be lost. The Guarantor expects to continue to be organized and to operate in a manner so as to qualify as a REIT in the taxable year ending
December 31, 2006 and succeeding taxable years.

               (B)     The Guarantor and each Subsidiary has timely and duly
filed all Tax Returns (as defined below) required to be filed by them, and all such Tax Returns are true, correct and complete, except for such failures to timely file or inaccuracies that would not, singly or in the aggregate, have a
Material Adverse Effect. The Guarantor and each Subsidiary has timely and duly paid in full all material Taxes (as defined below) required to be paid by them
(whether or not such amounts are shown as due on any Tax Return) and has timely and duly paid all required estimated Tax payments in accordance with applicable law. There are no federal, state, or other Tax audits or deficiency assessments proposed or pending with respect to the Guarantor or any Subsidiary, and, to the
Knowledge of the Company Entities, no such audits or assessments are threatened.
As used herein, the terms "Tax" or "Taxes" mean (i) all federal, state, local, and foreign taxes, and other assessments of a similar nature (whether imposed directly or through withholding), including any interest, additions to tax, or penalties applicable thereto, imposed by any Governmental Entity, and (ii) all liabilities in respect of such amounts arising as a result of being a member of any affiliated, consolidated, combined, unitary or similar group, as a successor to another person or by contract. As used herein, the term "Tax Returns" means all federal, state, local, and foreign Tax returns, declarations, statements, reports, schedules, forms, and information returns and any amendments thereto filed or required to be filed with any Governmental Entity.

               (C)     To the Knowledge of the Company Entities, there are no
rulemaking or similar proceedings before the United States Internal Revenue
Service or comparable federal, state, local or foreign government bodies which involve or affect the Guarantor or any Subsidiary, which, if the subject of an action unfavorable to the Guarantor or any Subsidiary, could result in a
Material Adverse Effect.

                                      D-11

      5.23.    INSURANCE. The Guarantor and each Subsidiary and their
respective assets and businesses are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts in all material respects as are customary for their respective size in the businesses in which they are engaged or propose to engage after giving effect to the transactions contemplated hereby. All policies of insurance and fidelity or surety bonds insuring the Guarantor and each Subsidiary or their respective business, assets, employees, officers and directors are in full force and effect. The Guarantor and each Subsidiary are in compliance with the terms of such policies and instruments in all material respects. The Guarantor does not have reason to believe that it or any Subsidiary will not be able to renew such existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue their respective business at a cost that would not have a Material Adverse Effect. Within the past twelve months, neither the Guarantor nor any Subsidiary has been denied any insurance coverage which it has sought or for which it has applied.

      5.24.    CORPORATE FUNDS. The Guarantor or, to the Knowledge of the
Company Entities, any person acting on behalf of the Guarantor, including, without limitation, any director, officer, agent or employee of the Guarantor, has not, directly or indirectly, while acting on behalf of the Guarantor or any
Subsidiaries (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (ii)
made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; (iii) violated any provision of the Foreign Corrupt Practices
Act of 1977, as amended; or (iv) made any other unlawful payment.

      5.25.    ENVIRONMENTAL COMPLIANCE.

               (A)     Except as would not, individually or in the aggregate,
have a Material Adverse Effect, (i) the Guarantor and each Subsidiary have been and are in compliance with applicable Environmental Laws (as defined below),
(ii) neither the Guarantor nor any Subsidiary nor, to the Knowledge of the
Company Entities, any other owners of any of the real properties currently or previously owned, leased or operated by the Guarantor or any Subsidiary (the
"Properties") at any time or any other party, has at any time released (as such term is defined in CERCLA (as defined below)) or otherwise disposed of Hazardous
Materials (as defined below) on, to, in, under or from the Properties, (iii)
neither the Guarantor nor any Subsidiary intends to use or will use the
Properties or any subsequently acquired properties, other than in compliance with applicable Environmental Laws, (iv) neither the Guarantor nor any
Subsidiary has received any notice of, or has any Knowledge of any occurrence or circumstance which, with notice or passage of time or both, would give rise to a claim under or pursuant to any Environmental Law with respect to the Properties, or their respective assets or arising out of the conduct of the Company or any
Subsidiary, (v) none of the Properties are included or, to the Knowledge of the
Offerors, proposed for inclusion, on the National Priorities List issued pursuant to CERCLA by the United States Environmental Protection Agency or, to
the Knowledge of the Company Entities, proposed for inclusion on any similar list or inventory issued pursuant to any other Environmental Law or issued by any other Governmental Entity, (vi) none of the Guarantor, any Subsidiary, any of their respective agents or, to the Knowledge of the Company Entities, any other person or entity for whose conduct any of them is or may be held responsible, has generated, manufactured, refined, transported, treated, stored, handled, disposed, transferred, produced or processed any Hazardous Material at any of the Properties, except in compliance with all applicable Environmental
Laws, and has not transported or arranged for the transport of any Hazardous
Material from the Properties to another property, except in compliance with all applicable Environmental Laws, (vii) no lien has been imposed on the Properties by any Governmental Entity in connection with the presence on or off such
Property of any Hazardous

                                      D-12

Material, and (vii) neither the Guarantor nor any Subsidiary nor, to the
Knowledge of the Company Entities, any other person or entity for whose conduct the Guarantor or any Subsidiary is or may be held responsible, has entered into or been subject to any consent decree, compliance order, or administrative order with respect to the Properties or any facilities or improvements or any operations or activities thereon.

               (B)     As used herein, "Hazardous Materials" shall include,
without limitation, any flammable materials, explosives, radioactive materials, hazardous materials, hazardous substances, hazardous wastes, toxic substances or related materials, asbestos, petroleum, petroleum products and any hazardous material as defined by any federal, state or local environmental law, statute, ordinance, rule or regulation, including, without limitation, the Comprehensive
Environmental Response, Compensation, and Liability Act of 1980, as amended, 42
U.S.C. SS.SS.9601-9675 ("CERCLA"), the Hazardous Materials Transportation Act,
as amended, 49 U.S.C. SS.SS.5101-5127, the Resource Conservation and Recovery
Act, as amended, 42 U.S.C. SS.SS.6901-6992k, the Emergency Planning and
Community Right-to-Know Act of 1986, 42 U.S.C. SS.SS.11001-11050, the Toxic
Substances Control Act, 15 U.S.C. SS.SS.2602-2692, the Federal Insecticide,
Fungicide and Rodenticide Act, 7 U.S.C. SS.SS.136-136y, the Clean Air Act, 42
U.S.C. SS.SS.7401-7642, the Clean Water Act (Federal Water Pollution Control
Act), 33 U.S.C. SS.SS.1251-1387, the Safe Drinking Water Act, 42 U.S.C.
SS.SS.300f-300j-26, and the Occupational Safety and Health Act, 29 U.S.C.
SS.SS.651-678, and any analogous state laws, as any of the above may be amended from time to time and in the regulations promulgated pursuant to each of the foregoing (including environmental statutes and laws not specifically defined herein) (individually, an "Environmental Law" and collective, the "Environmental
Laws") or by any Governmental Entity.

               (C)     In the ordinary course of their respective businesses,
the Guarantor and each Subsidiary periodically review the effect of
Environmental Laws on their respective businesses, operations and properties, and, if applicable, periodically identify and evaluate associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with
Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such reviews and the amount of their respective established reserves, the Guarantor has reasonably concluded that such associated costs and liabilities would not, individually or in the aggregate, have a Material Adverse
Effect.

      5.26.    OSHA COMPLIANCE. Neither the Guarantor nor any of its
Subsidiaries is in violation of any federal or state law or regulation relating to occupational safety and health, and the Guarantor and its Subsidiaries have received all permits, licenses or other approvals required of them under applicable federal and state occupational safety and health and environmental laws and regulations to conduct their respective businesses, and the Guarantor and each of its Subsidiaries are in compliance with all terms and conditions of any such permit, license or approval, except any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which would not, singly or in the aggregate, result in a Material
Adverse Effect.

SECTION 6.     REPRESENTATIONS AND WARRANTIES OF THE PLACEMENT AGENTS. Each
Placement Agent represents and warrants to the Offerors as to itself (but not as to the other Placement Agent) as follows:

                                      D-13

      6.1.     ORGANIZATION, STANDING AND QUALIFICATION.

               (A)     FTN Financial Capital Markets is a division of First
Tennessee Bank National Association, a national banking association duly organized, validly existing and in good standing under the laws of the United
States, with full power and authority to own, lease and operate its properties and conduct its business as currently being conducted. FTN Financial Capital
Markets is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property or conducts its business so as to require such qualification and in which the failure to so qualify would, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), earnings, business, prospects or results of operations of FTN Financial Capital Markets.

               (B)     Keefe, Bruyette & Woods, Inc. is a corporation duly
organized, validly existing and in good standing under the laws of the State of
New York, with full power and authority to own, lease and operate its properties and conduct its business as currently being conducted. Keefe, Bruyette & Woods,
Inc. is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property or conducts its business so as to require such qualification and in which the failure to so qualify would, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), earnings, business, prospects or results of operations of Keefe, Bruyette & Woods, Inc.

      6.2.     POWER AND AUTHORITY. The Placement Agent has all requisite power and authority to enter into this Agreement, and this Agreement has been duly and validly authorized, executed and delivered by the Placement Agent and constitutes the legal, valid and binding agreement of the Placement Agent, enforceable against the Placement Agent in accordance with its terms, subject to
Bankruptcy and Equity and except as any indemnification or contribution provisions thereof may be limited under applicable securities laws. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Governmental Entity, other than those that have been made or obtained, is necessary or required for the performance by the
Placement Agent of its obligations under this Agreement or the consummation by the Placement Agent of the transactions contemplated by this Agreement.

      6.3.     GENERAL SOLICITATION. In the case of the offer and sale of the
Capital Securities, no form of general solicitation or general advertising was used by the Placement Agent or its representatives including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. Neither the Placement Agent nor its representatives have engaged or will engage in any "directed selling efforts"
within the meaning of Regulation S with respect to the Capital Securities.

      6.4.     PURCHASERS. The Placement Agent has made such reasonable
inquiry as is necessary to determine that each Purchaser is acquiring the
Capital Securities for its own account and that the Purchasers do not intend to distribute the Capital Securities in contravention of the Securities Act or any other applicable securities laws.

      6.5.     QUALIFIED PURCHASERS. The Placement Agent has not offered or sold and will not arrange for the offer or sale of the Capital Securities except
(i) to those the Placement Agent reasonably believes are institutional
"accredited investors" (as defined in Rule 501(a)(1), (2), (3) or (7) of
Regulation D) and "qualified purchasers" within the meaning of Section 2(a)(51)
of the Investment Company Act or (ii) in any other manner that does not require registration of the Capital Securities under the Securities Act. In connection with each such sale, the Placement

                                      D-14

Agent has taken or will take reasonable steps to ensure that the respective purchaser is aware that (a) such sale is being made in reliance on an exemption under the Securities Act and (b) future transfers of the Capital Securities will not be made except in compliance with applicable securities laws.

      6.6.     OFFERING CIRCULARS. Neither the Placement Agent nor its
representatives will include any non-public information about the Company, the
Guarantor, the Trust or any of their Affiliates in any registration statement, prospectus, offering circular or private placement memorandum used in connection with any purchase of Capital Securities without the prior written consent of the
Guarantor.

SECTION 7.     COVENANTS OF THE OFFERORS. The Offerors covenant and agree with the Placement Agents and the Purchasers as follows:

      7.1.     COMPLIANCE WITH REPRESENTATIONS AND WARRANTIES. During the
period from the date of this Agreement to the Closing Date, the Company Entities shall use commercially reasonable efforts and take all action necessary or appropriate to cause their representations and warranties contained in Section 5 hereof to be true as of the Closing Date, after giving effect to the transactions contemplated by this Agreement, as if made on and as of the Closing
Date.

      7.2.     SALE AND REGISTRATION OF SECURITIES. The Company Entities and
their Affiliates shall not nor shall any of them permit any person acting on their behalf (other than the Placement Agents), to directly or indirectly (i)
sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) that would or could be integrated with the sale of the Capital Securities in a manner that would require the registration under the Securities Act of the Securities or (ii) make offers or sales of any such Security, or solicit offers to buy any such
Security, under circumstances that would require the registration of any of such
Securities under the Securities Act.

      7.3.     USE OF PROCEEDS. The Trust shall use the proceeds from the sale of the Capital Securities and the Common Securities to purchase the Debentures from the Company.

      7.4.     INVESTMENT COMPANY. The Company Entities shall not engage, or permit any Subsidiary to engage, in any activity which would cause it or any
Subsidiary to be an "investment company" under the provisions of the Investment
Company Act.

      7.5.     REIMBURSEMENT OF EXPENSES. If the sale of the Capital
Securities provided for herein is not consummated (i) because any condition set forth in Section 3 hereof is not satisfied, or (ii) because of any refusal, inability or failure on the part of the Company Entities to perform any agreement herein or comply with any provision hereof other than by reason of a breach by the Placement Agents, the Company shall reimburse the Placement Agents upon demand for all of their pro rata share of out-of-pocket expenses (including reasonable fees and disbursements of counsel) in an amount not to exceed
$50,000.00 that shall have been incurred by them in connection with the proposed purchase and sale of the Capital Securities. Notwithstanding the foregoing, the
Company shall have no obligation to reimburse the Placement Agents for their out-of-pocket expenses if the sale of the Capital Securities fails to occur because the conditions in Section 3.4 or Section 3.6 are not satisfied or because either of the Placement Agents fails to fulfill a condition set forth in
Section 4.

      7.6.     DIRECTED SELLING EFFORTS, SOLICITATION AND ADVERTISING. In
connection with any offer or sale of any of the Securities, the Company Entities shall not, nor shall any of them permit

                                      D-15

any of their Affiliates or any person acting on their behalf, other than the
Placement Agents, to engage in any form of general solicitation or general advertising (as defined in Regulation D).

      7.7.     COMPLIANCE WITH RULE 144A(D)(4) UNDER THE SECURITIES ACT. So
long as any of the Securities are outstanding and are "restricted securities"
within the meaning of Rule 144(a)(3) under the Securities Act, the Offerors will, during any period in which they are not subject to and in compliance with
Section 13 or 15(d) of the Exchange Act, or the Offerors are not exempt from such reporting requirements pursuant to and in compliance with Rule 12g3-2(b)
under the Exchange Act, provide to each holder of such restricted securities and to each prospective purchaser (as designated by such holder) of such restricted securities, upon the request of such holder or prospective purchaser in connection with any proposed transfer, any information required to be provided by Rule 144A(d)(4) under the Securities Act, if applicable. This covenant is intended to be for the benefit of the holders, and the prospective purchasers designated by such holders, from time to time of such restricted securities. The information provided by the Offerors pursuant to this Section 7.7 will not, at the date thereof, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

      7.8.     QUARTERLY REPORTS. Within 50 days of the end of each calendar year quarter and within 100 days of the end of each calendar year during which the Debentures are issued and outstanding, the Company Entities shall submit to
The Bank of New York a completed quarterly report in the form attached hereto as
Exhibit D, with a copy provided to First Tennessee Bank National Association and
Keefe, Bruyette & Woods, Inc. during the period when they hold any of the
Capital Securities.

      7.9.     CONTINUED REIT STATUS. The Guarantor will meet the requirements to qualify as a REIT under Sections 856 through 860 of the Code for the taxable year ending December 31, 2006 and succeeding taxable years.

      7.10.    BOOK-ENTRY REGISTRATION. Each Offeror will cooperate with the
Placement Agents to use all commercially reasonable efforts to make the Capital
Securities, and in the event the Debentures are distributed to holders of the
Capital Securities, to make the Debentures, eligible for clearance and settlement as book-entry securities through the facilities of DTC, and will execute, deliver and comply with all representations made to, and agreements with, DTC and Nasdaq's PORTAL system.

SECTION 8.     COVENANTS OF THE PLACEMENT AGENTS. The Placement Agents covenant and agree with the Offerors that, during the period from the date of this
Agreement to the Closing Date, the Placement Agents shall use their best efforts and take all action necessary or appropriate to cause their representations and warranties contained in Section 6 to be true as of the Closing Date, after giving effect to the transactions contemplated by this Agreement, as if made on and as of the Closing Date. The Placement Agents further covenant and agree not to engage in hedging transactions with respect to the Capital Securities unless such transactions are conducted in compliance with the Securities Act.

SECTION 9.     INDEMNIFICATION.

      9.1      INDEMNIFICATION OBLIGATION. The Company Entities shall jointly and severally indemnify and hold harmless the Placement Agents and the
Purchasers and each of their respective agents, employees, officers and directors and each person that controls either of the Placement Agents or the
Purchasers within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and agents, employees, officers and directors or any such

                                      D-16

controlling person of either of the Placement Agents or the Purchasers (each such person or entity, an "Indemnified Party") from and against any and all losses, claims, damages, judgments, liabilities or expenses, joint or several, to which such Indemnified Party may become subject under the Securities Act, the
Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of any of the Company Entities), insofar as such losses, claims, damages, judgments, liabilities or expenses (or actions in respect thereof) arise out of, or are based upon, or relate to, in whole or in part, (a) any untrue statement or alleged untrue statement of a material fact contained in any information (whether written or oral) or documents executed in favor of, furnished or made available to the Placement Agents or the Purchasers by any of the Company Entities, or (b) any omission or alleged omission to state in any information (whether written or oral) or documents executed in favor of, furnished or made available to the Placement Agents or the Purchasers by any of
the Company Entities a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each
Indemnified Party for any legal and other expenses as such expenses are reasonably incurred by such Indemnified Party in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, judgments, liability, expense or action described in this Section 9.1. In addition to their other obligations under this Section 9, the Company Entities hereby agree that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of, or based upon, or related to the matters described above in this Section 9.1, they shall reimburse each Indemnified Party on a quarterly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, each Indemnified Party shall promptly return such amounts to the Company Entities together with interest, determined on the basis of the prime rate (or other commercial lending rate for borrowers of the highest credit standing) announced from time to time by First Tennessee Bank National Association (the "Prime Rate"). Any such interim reimbursement payments which are not made to an Indemnified Party within
30 days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request.

      9.2.     CONDUCT OF INDEMNIFICATION PROCEEDINGS. Promptly after receipt by an Indemnified Party under this Section 9 of notice of the commencement of any action, such Indemnified Party shall, if a claim in respect thereof is to be made against any of the Company Entities under this Section 9, notify the
Company Entities in writing of the commencement thereof; but, subject to Section
9.4, the omission to so notify the Company Entities shall not relieve them from any liability pursuant to Section 9.1 which the Company Entities may have to any
Indemnified Party unless and to the extent that any of the Company Entities did not otherwise learn of such action and such failure by the Indemnified Party results in the forfeiture by the Company Entities of substantial rights and defenses. In case any such action is brought against any Indemnified Party and such Indemnified Party seeks or intends to seek indemnity from any of the
Company Entities, the Company Entities shall be entitled to participate in, and, to the extent that they may wish, to assume the defense thereof with counsel reasonably satisfactory to such Indemnified Party; provided, however, if the defendants in any such action include both the Indemnified Party and any of the
Company Entities and the Indemnified Party shall have reasonably concluded that there may be a conflict between the positions of the Company Entities and the
Indemnified Party in conducting the defense of any such action or that there may be legal defenses available to it and/or other Indemnified Parties which are different from or additional to those available to the Company Entities, the
Indemnified Party shall have the right to select

                                      D-17

separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such Indemnified Party. Upon receipt of notice from any of the Company Entities to such Indemnified Party of their election to so assume the defense of such action and approval by the Indemnified
Party of counsel, which approval shall not be unreasonably withheld, such
Company Entities shall not be liable to such Indemnified Party under this
Section 9 for any legal or other expenses subsequently incurred by such
Indemnified Party in connection with the defense thereof unless (i) the
Indemnified Party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso in the preceding sentence (it being understood, however, that the Company Entities shall not be liable for the expenses of more than one separate counsel representing the
Indemnified Parties who are parties to such action), or (ii) the Offerors shall not have employed counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel of such Indemnified Party shall be at the expense of the Company
Entities.

      9.3.     CONTRIBUTION. If the indemnification provided for in this
Section 9 is required by its terms, but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an Indemnified Party under Section
9.1 in respect of any losses, claims, damages, liabilities or expenses referred to herein or therein, then the Company Entities shall contribute to the amount paid or payable by such Indemnified Party as a result of any losses, claims, damages, judgments, liabilities or expenses referred to herein (i) in such proportion as is appropriate to reflect the relative benefits received by the
Company Entities, on the one hand, and the Indemnified Party, on the other hand, from the offering of such Capital Securities, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i)
above but also the relative fault of the Company Entities, on the one hand, and the Placement Agents, on the other hand, in connection with the statements or omissions or inaccuracies in the representations and warranties herein or other breaches which resulted in such losses, claims, damages, judgments, liabilities or expenses, as well as any other relevant equitable considerations. The respective relative benefits received by the Company Entities, on the one hand, and the Placement Agents, on the other hand, shall be deemed to be in the same proportion, in the case of the Company Entities, as the total price paid to the
Offerors for the Capital Securities sold by the Offerors to the Purchasers (net of the compensation paid to the Placement Agents hereunder, but before deducting expenses), and in the case of the Placement Agents, as the compensation received by them, bears to the total of such amounts paid to the Offerors and received by the Placement Agents as compensation. The relative fault of the Company Entities and the Placement Agents shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or the omission or alleged omission of a material fact or the inaccurate or the alleged inaccurate representation and/or warranty relates to information supplied by the Company Entities or the Placement Agents and the parties'
relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The provisions set forth in Section 9.2 with respect to notice of commencement of any action shall apply if a claim for contribution is made under this Section 9.3; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 9.2 for purposes of indemnification. The Company
Entities and the Placement Agents agree that it would not be just and equitable if contribution pursuant to this Section 9.3 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 9.3. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages, judgments, liabilities or expenses referred to in this Section 9.3 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in

                                      D-18

connection with investigating or defending any such action or claim. In no event shall the liability of the Placement Agents hereunder be greater in amount than the dollar amount of the compensation (net of payment of all expenses) received by the Placement Agents upon the sale of the Capital Securities giving rise to such obligation. No person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not found guilty of such fraudulent misrepresentation.

      9.4.     ADDITIONAL REMEDIES. The indemnity and contribution agreements contained in this Section 9 are in addition to any liability that the Company
Entities may otherwise have to any Indemnified Party.

      9.5.     ADDITIONAL INDEMNIFICATION. The Company and the Guarantor
shall, jointly and severally, indemnify and hold harmless the Trust against all loss, liability, claim, damage and expense whatsoever, as due from the Trust under Sections 9.1 through 9.4 hereof.

SECTION 10.    RIGHTS AND RESPONSIBILITIES OF PLACEMENT AGENTS.

      10.1.    RELIANCE. In performing their duties under this Agreement, the
Placement Agents shall be entitled to rely upon any notice, signature or writing which they shall in good faith believe to be genuine and to be signed or presented by a proper party or parties. The Placement Agents may rely upon any opinions or certificates or other documents delivered by the Company Entities or their counsel or designees to either the Placement Agents or the Purchasers.

      10.2.    RIGHTS OF PLACEMENT AGENTS. In connection with the performance of their duties under this Agreement, the Placement Agents shall not be liable for any error of judgment or any action taken or omitted to be taken unless the
Placement Agents were grossly negligent or engaged in willful misconduct in connection with such performance or non-performance. No provision of this
Agreement shall require the Placement Agents to expend or risk their own funds or otherwise incur any financial liability on behalf of the Purchasers in connection with the performance of any of their duties hereunder. The Placement
Agents shall be under no obligation to exercise any of the rights or powers vested in them by this Agreement.

SECTION 11.    MISCELLANEOUS.

      11.1.    DISCLOSURE SCHEDULE. The term "Disclosure Schedule," as used herein, means the schedule, if any, attached to this Agreement that sets forth items the disclosure of which is necessary or appropriate as an exception to one or more representations or warranties contained in Section 5 hereof; provided, that any item set forth in the Disclosure Schedule as an exception to a representation or warranty shall be deemed an admission by the Company Entities that such item represents an exception, fact, event or circumstance that is reasonably likely to result in a Material Adverse Effect. The Disclosure
Schedule shall be arranged in paragraphs corresponding to the section numbers contained in Section 5. Nothing in the Disclosure Schedule shall be deemed adequate to disclose an exception to a representation or warranty made herein unless the Disclosure Schedule identifies the exception with reasonable particularity and describes the relevant facts in reasonable detail. Without limiting the generality of the immediately preceding sentence, the mere listing
(or inclusion of a copy) of a document or other item in the Disclosure Schedule shall not be deemed adequate to disclose an exception to a representation or warranty made herein unless the representation or warranty has to do with the existence of the document or other item itself. Information provided by the
Company or the Guarantor in response to any due diligence questionnaire shall not be deemed part of the Disclosure Schedule and shall not be deemed to be an exception to one or more representations or warranties contained in Section 5

                                      D-19

hereof unless such information is specifically included on the Disclosure
Schedule in accordance with the provisions of this Section 11.1.

      11.2.    LEGAL EXPENSES. At Closing, the Placement Agents shall provide a credit for the Offerors' transaction-related legal expenses in the amount of
$10,000.00.

      11.3.    NON-DISCLOSURE. Except as required by applicable law,
including without limitation securities laws and regulations promulgated thereunder, (i) the Company Entities shall not, and will cause their advisors and representatives not to, issue any press release or other public statement regarding the transactions contemplated by this Agreement or the Operative
Documents prior to or on the Closing Date and (ii) following the Closing Date, the Company Entities shall not include in any press release, other public statement or other communication regarding the transactions contemplated by this
Agreement or the Operative Documents, any reference to the Placement Agents,
WTC, the Purchasers, the term "PreTS" or any derivations thereof, or the terms and conditions of this Agreement or the Operative Documents. Notwithstanding anything to the contrary, the Offerors may (1) consult any tax advisor regarding
U.S. federal income tax treatment or tax structure of the transaction contemplated under this Agreement and the Operative Documents and (2) disclose to any and all persons, without limitation of any kind, the U.S. Federal income tax structure (in each case, within the meaning of Treasury Regulation SS.
1.6011-4) of the transaction contemplated under this Agreement and the Operative
Documents and all materials of any kind (including opinions or other tax analyses) that are provided to you relating to such tax treatment and tax structure. For this purpose, "tax structure" is limited to any facts relevant to the U.S. federal income tax treatment of the transaction and does not include information relating to identity of the parties.

      11.4.    NOTICES. Prior to the Closing, and thereafter with respect to matters pertaining to this Agreement only, all notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier or overnight air courier guaranteeing next day delivery:

      if to the Placement Agents, to:

                         FTN Financial Capital Markets
                         845 Crossover Lane, Suite 150
                         Memphis, Tennessee 38117
                         Telecopier: 901-435-4706
                         Telephone: 800-456-5460
                         Attention: James D. Wingett

                                      and

                         Keefe, Bruyette & Woods, Inc.
                         787 7th Avenue
                         4th Floor
                         New York, New York 10019
                         Telecopier: 212-403-2000
                         Telephone: 212-403-1004
                         Attention: Mitchell Kleinman, General Counsel

                                      D-20

      with a copy to:

                         Lewis, Rice & Fingersh, L.C.
                         500 North Broadway, Suite 2000
                         St. Louis, Missouri 63102
                         Telecopier: 314-241-6056
                         Telephone: 314-444-7600
                         Attention: Thomas C. Erb, Esq.

                                      and

                         Sidley Austin Brown & Wood LLP
                         787 7th Avenue
                         New York, New York 10019
                         Telecopier: 212-839-5599
                         Telephone: 212-839-5300
                         Attention: Renwick Martin, Esq.

      if to the Company Entities, to:

                         MortgageIT, Inc.
                         33 Maiden Lane
                         New York, New York 10038
                         Telecopier: 212-651-7738
                         Telephone: 212-389-1442
                         Attention: Chief Financial Officer

      with a copy to:

                         Patton Boggs LLP
                         2550 M Street, NW
                         Washington, D.C. 20037
                         Telecopier: 202-457-6315
                         Telephone: 202-457-5675
                         Attention: Jeffrey D. Haas, Esq.

      All such notices and communications shall be deemed to have been duly given (i) at the time delivered by hand, if personally delivered, (ii) five business days after being deposited in the mail, postage prepaid, if mailed,
(iii) when answered back, if telexed, (iv) the next business day after being telecopied, or (v) the next business day after timely delivery to a courier, if sent by overnight air courier guaranteeing next day delivery. From and after the
Closing Date, the foregoing notice provisions shall be superseded by any notice provisions of the Operative Documents under which notice is given. The Placement
Agents, the Company Entities, and their respective counsel, may change their respective notice addresses from time to time by written notice to all of the foregoing persons.

      11.5.    PARTIES IN INTEREST, SUCCESSORS AND ASSIGNS. Except as
expressly set forth herein, this Agreement is made solely for the benefit of the
Placement Agents, the Purchasers and the Company Entities and any person controlling the Placement Agents, the Purchasers or the Company Entities and
their respective successors and assigns; and no other person shall acquire or have any right under or by virtue of this Agreement. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties.

                                      D-21

      11.6.    COUNTERPARTS. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

      11.7.    HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      11.8.    GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAWS PERTAINING TO
CONFLICTS OF LAWS) OF THE STATE OF NEW YORK.

      11.9.    ENTIRE AGREEMENT. This Agreement, together with the Operative
Documents and the other documents delivered in connection with the transactions contemplated by this Agreement, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, together with the Operative Documents and the other documents delivered in connection with the transaction contemplated by this
Agreement, supersedes all prior agreements and understandings between the parties with respect to such subject matter.

      11.10.   SEVERABILITY. In the event that any one or more of the
provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected, it being intended that all of the Placement Agents' and the
Purchasers' rights and privileges shall be enforceable to the fullest extent permitted by law.

      11.11.   SURVIVAL. The Placement Agents and the Company Entities,
respectively, agree that the representations, warranties and agreements made by each of them in this Agreement and in any certificate or other instrument delivered pursuant hereto shall remain in full force and effect and shall survive the delivery of, and payment for, the Capital Securities.

                     Signatures appear on the following page

                                      D-22

      If this Agreement is satisfactory to you, please so indicate by signing the acceptance of this Agreement and deliver such counterpart to the Company
Entities whereupon this Agreement will become binding between us in accordance with its terms.

                                     Very truly yours,

                                     MORTGAGEIT, INC.

                                     By: /s/ Doug W. Naidus
                                         ---------------------------------------
                                     Name: Doug W. Naidus
                                     Title: Chief Executive Officer

                                     MORTGAGEIT HOLDINGS, INC.

                                     By: /s/ Doug W. Naidus
                                         ---------------------------------------
                                     Name: Doug W. Naidus
                                     Title: Chairman and Chief Executive Officer

                                     MORTGAGEIT CAPITAL TRUST III

                                     By: /s/ Andy Occhino
                                         ---------------------------------------
                                     Name: Andy Occhino
                                     Title: Administrator

CONFIRMED AND ACCEPTED,
as of the date first set forth above

FTN FINANCIAL CAPITAL MARKETS,
A DIVISION OF FIRST TENNESSEE BANK NATIONAL ASSOCIATION,
AS A PLACEMENT AGENT

By: /s/ James D. Wingett
    -------------------------------------------

Name: James D. Wingett
      -----------------------------------------

Title: Senior Vice President
       ----------------------------------------

KEEFE, BRUYETTE & WOODS, INC.,
A NEW YORK CORPORATION, AS A PLACEMENT AGENT

By: /s/ Peter J. Wirth
    -------------------------------------------

Name: Peter J. Wirth
      -----------------------------------------

Title: Managing Director
       ----------------------------------------

                                      D-23